GAMNA SERIES FUNDS, INC.

                   Supplement dated November 4, 1999 to the
            Statement of Additional Information dated July 23, 1999

On page 9, the fifth full paragraph in the section "REDUCED SALES CHARGES" should be changed to read as follows:

                 The Fund may sell Class A Shares without an
             initial sales charge to (i) the Directors of the Company (and their immediate families), (ii) GAMNA, its affiliates and their directors and employees (and their immediate families), (iii) the Fund's Distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, (iv) the Fund's counsel and its employees (and their immediate families),
             (v) employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of GAMNA Focus Fund Shares), (vi) participants in "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with GAMNA, (vii) investment advisory clients of GAMNA and their directors and employees and (viii) financial institution trust departments investing an aggregate of $1 million or more in GAMNA Focus Fund.